AVIALL, INC.                                                          EXHIBIT 23
EMPLOYEE SAVINGS PLAN




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of our report dated June 25, 1996 appearing on page 4 of the Annual Report on Form 11-K of the Aviall, Inc. Employee Savings Plan for the period ended December 31, 1995.




PRICE WATERHOUSE LLP
Dallas, Texas
June 28, 1996





                                       21